UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest event reported)                              July 19, 2004

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                 Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                  99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

     5565 Red Bird Center Drive, Suite 150, Dallas Texas                                       75237
                    (Address of Principal Executive Offices)                                                     (Zip Code)

                                                             (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On July 19, 2004, Home Solutions of America, Inc. (the "Registrant") completed a private placement with two institutional investors (the "Investors") whereby the Investors purchased $1,000,000 of Home Solutions' Series B Convertible Preferred Stock, which is convertible into its common stock at a price of $1.50 per share.  The net proceeds of such offering will be used for acquisition financing and general working capital needs.  The preferred shares issued in this offering were not registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered for sale or sold absent registration under the Act or an applicable exemption from the registration requirements of the Act.

The Registrant also entered into a Financial Advisory Agreement with the Investors, and issued the investors an aggregate of 666,667 warrants to purchase the Registrant's common stock at $1.75 per share in connection therewith, pursuant to which the Investors will assist the Registrant with the financing of the RAM Home Warranty acquisition, which is under a Stock Purchase Agreement among the Registrant and the current owners of such companies dated July 1, 2004 (attached hereto as an exhibit), and is subject to certain closing conditions, as previously announced by the Registrant.

Certain agreements related to the transactions described above are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits

2.1

Stock Purchase Agreement, dated July 1, 2004, by and among Home Solutions of America, Inc., RAM Home Warranty Holding Corp., John Mazurkiewitz, Melinda Mazurkiewitz, and Watch Tower Bible & Tract Society of Pennsylvania, Inc.

3.1

Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Home Solutions of America, Inc., as filed with the Secretary of State of Delaware on July 19, 2004.

10.1	Series B Convertible Preferred Stock Purchase Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc. and the purchasers of Series B Convertible Preferred Stock.
10.2	Registration Rights Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
10.3	Financial Advisory Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
10.4	Form of Series C Warrant to Purchase Shares of Common Stock of Home Solutions of America, Inc., dated July 19, 2004, as issued to Victus Capital, LP and Vicis Capital Master Fund.
10.5	Form of Series D Warrant to Purchase Shares of Common Stock of Home Solutions of America, Inc., dated July 19, 2004, as issued to Victus Capital, LP and Vicis Capital Master Fund.
10.6	Registration Rights Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
99.1	Press Release dated July 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.
                                                                        (Registrant)

                                                                        By:   /s/ Rick J. O'Brien
                                                                                    Rick J. O'Brien
Dated:  July 20, 2004                                                   Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated July 1, 2004, by and among Home Solutions of America, Inc., RAM Home Warranty Holding Corp., John Mazurkiewitz, Melinda Mazurkiewitz, and Watch Tower Bible & Tract Society of Pennsylvania, Inc.

3.1

Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Home Solutions of America, Inc., as filed with the Secretary of State of Delaware on July 19, 2004.

10.1	Series B Convertible Preferred Stock Purchase Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc. and the purchasers of Series B Convertible Preferred Stock.
10.2	Registration Rights Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
10.3	Financial Advisory Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
10.4	Form of Series C Warrant to Purchase Shares of Common Stock of Home Solutions of America, Inc., dated July 19, 2004, as issued to Victus Capital, LP and Vicis Capital Master Fund.
10.5	Form of Series D Warrant to Purchase Shares of Common Stock of Home Solutions of America, Inc., dated July 19, 2004, as issued to Victus Capital, LP and Vicis Capital Master Fund.
10.6	Registration Rights Agreement, dated July 19, 2004, by and among Home Solutions of America, Inc., Victus Capital, LP, and Vicis Capital Master Fund.
99.1	Press Release dated July 20, 2004.